Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. 0007		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO (If applicable)
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6) CODE		ASPR-BARDA02
US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515			US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP code) PFENEX, INC 1358378 PFENEX, INC. 10790 ROSELLE ST 10790 ROSELLE ST SAN DIEGO CA 921211508			(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201500011C

10B. DATED (SEE ITEM 13) 08/14/2015
CODE 1358378	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT

THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by

virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

x	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.243-5 Alternate 1 Changes-Cost-reimbursement and Mutual agreement of the parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:27-1356759

DUNS Number: 013603710

The purpose of this modification is to extend the period of performance of contract and CLIN 0001, Phase 1A Study and Continuation of Stability Studies and CLIN 006, [***] at no additional cost to the government.

-

Discount Terms: NET 30P

Delivery Location Code: HHS

HHS

200 Independence Avenue, SW

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) SUSAN A. KNUDSON, CFO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) WENDELL CONYERS

15B. CONTRACTOR/OFFEROR /s/ Susan A. Knudson (Signature of person authorized to sign)	15C. DATE SIGNED 09/13/18	16B. UNITED STATES OF AMERICA /s/ Wendell Conyers (Signature of Contracting Officer)	16C. DATE SIGNED 9/14/18

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201500011C/0007	PAGE	OF
		2	2

NAME OF OFFEROR OR CONTRACTOR PFENEX, INC 1358378
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Washington DC 20201 US FOB: Destination Period of Performance: 08/14/2015 to 08/09/2020 Change Item 1 to read as follows (amount shown is the obligated amount):

1	Base Year – PHASE 1A STUDY AND CONTINUATION OF STABILITY STUDIES Obligated Amount: $0.00				0.00

	Accounting Info: 2015.1992015.25103 Appr. Yr.: 2015 CAN: 1992015 Object Class: 25103 Funded: $0.00

	Change Item 6 to read as follows (amount shown is the obligated amount):

6	Option 5 - [***] Obligated Amount: $0.00				0.00

	Accounting Info: 2017.1992017.25103 Appr. Yr.: 2017 CAN: 1992017 Object Class: 25103 Funded: $0.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No. HHSO100201500011C Modification #07	Continuation Sheet Block 14	Page 3 of 4

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the Government and Contractor mutually agree as follows:

1.

The purpose of this modification is to (1) extend the period of performance of the contract and 2) extend the period of performance of CLIN 0001 and 0006. This is a ‘No Cost Extension’ strictly to allow Pfenex time to complete the planned scope of work and finalizes all reports.

2.	Delete and replace ARTICLE B.2. BASE PERIOD due to the extension of CLIN 0001 period of performance:

CLIN	Estimated Period of Performance	Supplies/Services	Total Estimated Cost	Fixed Fee	Total Estimated Cost Plus Fixed Fee	Awarded
0001	08/13/2015- 09/30/2019	PHASE 1A STUDY AND CONTINUATION OF STABILITY STUDIES	$14,992,075	$899,525	$15,891,600	14 Aug 2015

a.	Extend the period of performance (PoP) for CLIN 0001:From: August 14, 2015 thru September 30, 2018To: August 14, 2015 thru September 30, 2019

b.

Reason for extension: CLIN0001: A $675K reservation fee was approved in Aug. 2017 for a GMP suite. Following an IPR meeting in Nov 2017, this GMP suite could not be utilized during the planned time, but Pfenex has been able to negotiate repurposing the majority of the fee for method optimization activities covered under CLIN 0001. Method qualification and verification activities will now be completed in 2Q CY2019.

3.	Delete and replace ARTICLE 8.3. OPTION PRICES due to the extension of CLIN 0006 Option 5 period of performance:

CLIN	Opt	Estimated Period of Parf.	Supplies/ Services	Total Est Cost	Fixed Fee	Total Est. Cost Plus Fixed Fee	Exercised Yes/No
0002	1	08/12/2015- 11/03/2016	[***]	$2,480,823	$148,849	$2,629,672	No
0003	2	11/24/2016- 02/24/2019	[***]	$12,966,402	$777,984	$13,744,386	No
0004	3	05/27/2018- 08/02/2020	[***]	$44,230,173	$2,653,810	$46,883,983	No
0005	4	12/22/2016- 12/31/2019	[***]	$4,037,244	$137,984	$4,175,228	Yes

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

0006	5	12/22/2016- 12/30/2019	[***]	$2,304,571	$138,274	$2,442,845	Yes
0007	6	01/09/2016- 08/05/2020	[***]	$14,107,610	$846,457	$14,954,067	No
0008	7	11/24/2016- 08/09/2020	[***]	$41,202,354	$2,472,141	$43,674,496	No
0009	8	12/24/2016- 05/13/2017	[***]	$750,622	$45,037	$795,659	No

a.	Extend the contract period of performance (PoP) for CLIN 0006:
From: December 22, 2016 thru September 30, 2018
To: December 22, 2016 thru December 30, 2019

b.	Reason for extension: CLIN0006: [***].

4.	Funding Total Summary: the total funded amount on the contract has not changed from $22,509,673.23.

5.	Contract Total Summary (if all options are exercise): the total contract value has not changed from $145,191,936.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.